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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 17, 2002
(Date of earliest event reported)

Equity Marketing, Inc.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23346 (Commission File No.)	13-3534145 (I.R.S. Employer Identification No.)

6330 San Vicente Boulevard
Los Angeles, California 90048
(Address of Principal executive offices, including zip code)

(323) 932-4300
(Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On July 17, 2002, Equity Marketing, Inc. (the "Company") consummated the acquisition of UPSHOT, a marketing agency with expertise in promotion, event, collaborative, direct and environment marketing. The Company financed the acquisition through its existing working capital.

        The acquisition was consummated pursuant to an Asset Purchase Agreement, dated May 22, 2002, by and among the Company, Promotional Marketing, LLC ("Promotional Marketing") and HA-LO Industries, Inc. ("HA-LO") (the "Purchase Agreement"). Under the terms of the Purchase Agreement, the Company acquired the principal assets of Promotional Marketing (consisting of the principal assets used in connection with the operation of the UPSHOT business) for a cash purchase price of $10.25 million less the amount of UPSHOT's net working capital deficit. The Company assumed the principal current liabilities of the UPSHOT business in connection with the acquisition. In addition to the cash purchase price paid at the closing, the Company will be obligated to make an earnout payment to Promotional Marketing if the Net Revenue (as defined in the Purchase Agreement) of the UPSHOT business for the twelve calendar month period beginning August 1, 2002 exceeds $17 million. The earnout payment, if required, will consist of 50% of the amount of Net Revenue of the UPSHOT business between $17 million and $21 million and 33% of the amount of Net Revenue of the UPSHOT business in excess of $21 million for such 12 month period. HA-LO, which is the parent company of Promotional Marketing, is currently in Chapter 11 bankruptcy proceedings, and the Company's acquisition of the UPSHOT business was approved by the United States bankruptcy court.

        The foregoing description of the Purchase Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the press release issued by the Company on July 18, 2002 which are attached as exhibits to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Business Acquired.

          In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by Item 7(a) will be filed by amendment to this Form 8-K no later than September 30, 2002.

  (b)
  Pro Forma Financial Information.

          In accordance with Item 7(b)(2) of Form 8-K, the required pro forma financial information will be filed by amendment to this Form 8-K no later than September 30, 2002.

  (c)
  Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated May 22, 2002, by and among Equity Marketing, Inc., Promotional Marketing L.L.C. d/b/a Upshot, and HA-LO Industries, Inc.
99.1	Press Release of Equity Marketing, Inc. issued on July 18, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY MARKETING, INC.

Date: July 23, 2002	By	/s/ LELAND P. SMITH
	Name:	Leland P. Smith
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated May 22, 2002, by and among Equity Marketing, Inc., Promotional Marketing L.L.C. d/b/a Upshot, and HA-LO Industries, Inc.
99.1	Press Release of Equity Marketing, Inc. issued on July 18, 2002.

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FORM 8-K
  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX